UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 2, 2004 (July 28, 2004)

AXESSTEL, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-32160	91-1982205
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6815 Flanders Drive, Suite 210, San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 625-2100

(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure

On July 28, 2004, Axesstel, Inc., a Nevada corporation, announced that it has begun shipments of custom-configured models of Axesstel’s CDMA2000 1x advanced fixed wireless desktop phone terminals to Tata Teleservices Limited (“Tata”). A copy of the press release is included as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

99.1    Press Release dated July 28, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXESSTEL, INC., a Nevada corporation

Date: August 2, 2004	By:	/s/ DAVID MORASH
David Morash
President and Chief Operating Officer